UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
                         |_| Preliminary Proxy Statement
        |_| Confidential, for Use of the Commission Only (as permitted by
                |X| Definitive Proxy Statement Rule 14a-6(e)(2))
                       |_| Definitive Additional Materials
                |_| Soliciting Material Pursuant to ss.240.14a-12

                                 ST JOSEPH, INC.

                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                ST. JOSEPH, INC.
                            4870 S. Lewis, Suite 250
                                 Tulsa, OK 74105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on August 24, 2006

To Our Shareholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of St. Joseph, Inc. (the "Company") will be held at the Boca Raton Resort and Club, at the Tower Board Room, located at 501 East Camino Real, Boca Raton, Florida 33432 on August 24, 2006 at 10:00 a.m. local time.

At the Annual Meeting, stockholders will be asked:

1.   To elect our Board of Directors for the following year;

2.   To approve the Company's 2006 Stock Option Plan; and

3. To approve the selection of Cordovano and Honeck, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record of the Company's common stock at the close of business on July 24, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of July 24, 2006 prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee) you must also provide proof of beneficial ownership as of July 24, 2006, such as your most recent account statement prior to August 24, 2006, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors


/s/ Gerald McIlhargey
----------------------------------
Gerald McIlhargey
Acting President and Director
August 3, 2006

                                ST. JOSEPH, INC.
                            4870 S. Lewis, Suite 250
                                 Tulsa, OK 74105

                                 August 3, 2006

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholder of St. Joseph, Inc., which will be held at the Boca Raton Resort and Club, at the Tower Board Room, located at 501 East Camino Real, Boca Raton, Florida, on Thursday, August 24, 2006, beginning at 10:00 a.m. local time.

Information about this year's annual meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. This proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management. Enclosed with this proxy statement is our 2005 annual report.

Whether you own a few or many shares of stock, and whether or not you plan to attend, it is important that your shares be voted on matters that come before the annual meeting. Please mark your votes on the enclosed proxy card, signing and dating it and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations as described in the proxy statement.

During the annual meeting, management will report on operations and other matters affecting our company and will respond to shareholders' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of our company.

We look forward to greeting in person as many of our shareholders as possible.

Sincerely,

Gerald McIlhargey
Acting President and Director

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INFORMATION ABOUT THE MEETING AND VOTING                                       1
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON                        6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                 6
PROPOSAL NUMBER ONE: ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS           9
DIRECTORS AND EXECUTIVE OFFICERS                                               9
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS                              15
PROPOSAL NUMBER TWO: APPROVAL OF 2006 STOCK OPTION PLAN                       18
PROPOSAL NUMBER THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT
  PUBLIC ACCOUNTANTS                                                          26
AVAILABLE INFORMATION                                                         27
FORWARD-LOOKING STATEMENTS                                                    28
EXHIBIT A - AUDIT COMMITTEE CHARTER
EXHIBIT B - 2006 STOCK OPTION PLAN

INFORMATION ABOUT THE MEETING AND VOTING

WHEN WERE PROXY MATERIALS MAILED?

This Proxy Statement and proxy card were first mailed on or about August 3, 2006, to the owners of voting shares of St. Joseph, Inc. ("St. Joseph," "our company," the "Company") in connection with the solicitation of proxies by the St. Joseph Board of Directors (the "Board") for the 2006 Annual Meeting of Shareholders in Boca Raton, Florida. Proxies are solicited to give all shareholders of record as of the close of business on July 24, 2006, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because shareholders live in all U.S. states and abroad and most may not be able to attend.

WHAT AM I VOTING ON?

The Board is soliciting your vote for:

      o the election of 5 directors to serve for a term of one year or until their successors are elected;

      o     the approval of our 2006 Incentive Stock Option Plan; and

      o the ratification of the appointment of Cordovano and Honeck, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

WHO IS ENTITLED TO VOTE?

Shareholders of record at the close of business on the Record Date, July 24, 2006 (the "Record Date"), are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareholder is present in person or is represented by a completed and returned proxy.

HOW MANY VOTES DO I HAVE?

Each share of St. Joseph common stock that you own as of the Record Date entitles you to one vote. As of the close of business on July 24, 2006, there were 6,249,212 shares of our common stock issued and outstanding.

HOW DO I VOTE?

All shareholders may vote by mail. To vote by mail, please sign, date and mail your proxy card in the envelope provided.

If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their individual voting arrangements. If you do not instruct your broker or bank how to vote, your broker or bank may still vote your shares if it has discretionary power to vote on a particular matter.

If you attend the annual meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your bank, broker, or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on July 24, 2006, the Record Date, for voting. If you previously signed and returned a proxy for voting (or one was mailed for you by a bank broker), and then chose to attend the shareholder meeting and vote in person, your proxy will automatically be nullified, and only your votes made in person at the meeting will be counted.

WHAT IF I RETURN MY PROXY BUT DO NOT MARK IT TO SHOW HOW I AM VOTING?

If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

WHAT IF OTHER ITEMS COME UP AT THE ANNUAL MEETING AND I AM NOT THERE TO VOTE?

When you return a signed and dated proxy card, you give the proxy holders (the names of whom are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if for any unforeseen reason any of our nominees becomes unavailable to serve as a director.

CAN I CHANGE MY VOTE?

You can change your vote by revoking your proxy at any time before it is exercised, in one of three ways:

     o notify our Corporate Secretary in writing before the annual meeting that you are revoking your proxy;

     o submit another written proxy with a later date in accordance with the requirements for submitting proxies as described in this proxy statement;

     o    attend, and vote, in person at the annual meeting.

Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically request this, however if you vote on any matter in person at the meeting, your proxy will be automatically nullified, and only your votes made in person at the meeting will be counted.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

In that case, you likely own shares which are registered differently or are held in more than one account. You should vote each of your accounts by mail. Please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your shareholder accounts in the future, you should contact our transfer agent, National Stock Transfer, telephone (801) 485-7978, or by email at nst199@hotmail.com. Combining accounts reduces excess printing and mailing costs, resulting in savings for us which benefits you as a shareholder.

WHAT CONSTITUTES A QUORUM?

The presence of the owners of one percent of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or the Internet, or if you vote at the annual meeting.

Abstentions and broker "non-votes" are counted as present and entitled to vote for determining a quorum. A broker "non-vote" occurs when a bank or broker holding shares for a beneficial shareholder does not vote on a particular proposal because the bank or broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial shareholder.

As of the Record Date, persons deemed to be insiders of our company, and who are expected to vote on each matter as recommended by the Board, hold approximately 3.8% of our issued and outstanding common stock.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

      PROPOSAL 1. ELECTION OF DIRECTORS: The 5 candidates who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on the vote.

      PROPOSAL 2. APPROVAL OF 2006 STOCK OPTION PLAN: The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve the 2006 Stock Option Plan. If you do not vote, or if you abstain from voting, it has the same effect as if you voted against the proposal.

      PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS:
To ratify the appointment of our independent auditors, the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required. If you do not vote, or if you abstain from voting, it has the same effect as if you voted against the proposal.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

The Board recommends a vote FOR each of Proposals 1 through 3.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL REGARDING THE PROPOSALS?

There is no provision in the Colorado Statutes, nor in our Articles of Incorporation or Bylaws, providing our shareholders with dissenters' rights of appraisal to demand payment in cash for their shares of common stock in connection with the implementation of any of the Proposals.

HOW CAN I ATTEND THE ANNUAL MEETING?

You are invited to attend the annual meeting only if you were a St. Joseph, Inc. shareholder or joint holder as of the close of business on July 24, 2006, or if you hold a valid proxy for the annual meeting. In addition, if you are a registered shareholder (owning shares in your own name), your name will be verified against the list of registered shareholders on the Record Date prior to your being admitted to the annual meeting. If you are not a registered shareholder but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 10:00 a.m. local time. Check-in will begin at 9:30 a.m. local time, and you should allow ample time for check-in procedures.

HOW WILL WE SOLICIT PROXIES AND WHO WILL BEAR THE COST?

We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. We have not retained a proxy solicitor in conjunction with the annual meeting. We may conduct further solicitation personally, telephonically or by electronic communication through our own officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

WHERE CAN I FIND VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results at the annual meeting, and publish final results in our next annual report filed with the SEC.

HOW MAY I COMMUNICATE WITH ST. JOSEPH, INC.'S BOARD?

You may communicate directly with any member or members of our Board of Directors by sending the communication to St. Joseph, Inc., at 4870 S. Lewis, Suite 250, Tulsa, Oklahoma, USA 74105, to the Attention of our Board of Directors, generally, or directed to the specific Director or Directors with whom you wish to communicate. We relay communications addressed in this manner as appropriate. Communications addressed simply to our Board of Directors are relayed to our Chairman of the Board for handling.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the annual meeting except for our current and future directors and executive officers in as much as they may be granted stock options or stock awards:

      1. each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

      2.    each nominee for election as one of our directors; or

      3.    any associate of any of the foregoing persons.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 24, 2006 regarding the beneficial ownership of our common stock by:

      o each person who is known by us to beneficially own more than 5% of our shares of common stock; and

      o each named executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 6,249,212 shares of common stock outstanding as of July 24, 2006.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following July 24, 2006, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

                                         As of July 24, 2006
                                       -----------------------
Name and Address of Beneficial Owner
    Named Executive Officers and
            Directors(2)                  Shares(1)    Percent
------------------------------------   -------------   -------
Gerald McIlhargey                          100,000(3)      1.6%
Acting President and Director

Kenneth L. Johnson                         100,000         1.6%
Secretary, Treasurer and Director

Kimberly A. Samon                          100,000(4)      1.6%
Director

Bruce Schreiner                            100,000(4)      1.6%
Director

Dr. Milton S. Harbuck, D.D.S               100,000(5)      1.6%
Director

Directors and Executive Officers as
a Group
(Five Persons)                             500,000         8.0%

Beneficial Owners of in Excess of 5%
(other than
Named Executive Officers and
Directors)

John H. Simmons                          3,125,000(6)     50.0%

David William Dean Core                  1,125,000        18.0%

Phyllis L. Bell                            680,368(7)     10.9%

(1) Based on 6,249,212 shares of common stock issued and outstanding as of July 24, 2006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and except as noted below.

(2) The address of the executive officers and directors is c/o St. Joseph, Inc., 4870 S. Lewis, Suite 250, Tulsa, OK.

(3) The shares are held by COLEMC Investments, Ltd., an entity controlled by Mr. McIlhargey.

(4) Include options to purchase up to 100,000 shares of our common stock at an exercise price of $0.10 per share.

(5) Include 40,000 shares of our common stock held by Milton S. Harbuck DDS Rev. Trust, a trust controlled by Dr. Harbuck and options to purchase up to 60,000 shares of our common stock at an exercise price of $0.10 per share.

(6) Include options to purchase up to 1,750,000 shares of our common stock at an exercise price of $0.10 per share.

(7) Includes 330,000 shares that Ms. Bell has the right to acquire within 60 days through conversion of the Preferred Stock and includes 60,000 shares owned by a trust controlled by Ms. Bell.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

                                 PROPOSAL NO. 1:

                 ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

We propose to elect 5 directors, each to hold office until each director's successor is elected and qualified at our next annual meeting.

Gerald McIlhargey, Kenneth L. Johnson, Bruce Schreiner, Donal K. Ford and Maureen O'Brien, have been nominated by our Board of Directors for election. Kimberly A. Samon and Dr. Milton S. Harbuck, D.D.S. have requested that we include their names on the proxy ballot as Director candidates.

The persons named in the enclosed proxy will vote it for the election of Gerald McIlhargey, Kenneth L. Johnson, Bruce Schreiner, Donal K. Ford and Maureen O'Brien unless you instruct them otherwise or unless a nominee is unwilling to serve as a director of our company. The five candidates who receive the most votes will be elected. Our Board of Directors has no reason to believe that any candidate will be unwilling to serve, but if a candidate should determine not to serve, the persons named in the proxy may vote for another candidate.

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and they have consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should, for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intended to vote for substitute candidates.

The affirmative vote of a plurality of the votes present in person or by proxy at the annual meeting and entitled to vote on the election of directors is required for the election of each candidate as a director. Our Articles of Incorporation does not provide for cumulative voting in the election of directors.

DIRECTORS AND EXECUTIVE OFFICERS

Directors, Executive Officers, Promoters and Control Persons

Our Executive Officers, Directors and Director Nominees, and their respective ages as of August 3, 2006, are as follows:

Name                            Age   Position
----                            ---   --------
Gerald McIlhargey                58   Acting President and Director
Kenneth L. Johnson               46   Secretary, Treasurer and Director
Bruce Schreiner                  50   Director
Kimberly A. Samon                38   Director
Dr. Milton S. Harbuck, D.D.S.    77   Director
Donal K. Ford                    50   Director Nominee
Maureen O'Brien                  57   Director Nominee

Below are brief descriptions of the background and business experience for the past five years of each of our Directors, Director Nominees and Executive Officers.

Gerald McIlhargey - Mr. McIlhargey has been a director of our company since March of 2004. Mr. McIlhargey was retired from July 2001 to February 2004. Mr. McIlhargey has over 25 years experience in management consulting for public companies, including marketing, manufacturing, and financing. Mr. McIlhargey received a Bachelor of Education degree from Simon Fraser University in British Columbia, Canada, in 1972.

Kenneth L. Johnson - Mr. Johnson has been Secretary and Treasurer and a Director of our company since April of 2000. Mr. Johnson has also been Secretary and Treasurer and a Director of Stef*Tek Services, Inc. since December of 2003. In addition, for the past nine years, Mr. Johnson has been a senior support representative of College Bookstore Management System, a division of Nebraska Book Co., Inc. and a provider of point of sale and inventory control computer software to college bookstores. Mr. Johnson is involved with College Bookstore Management System's product development, customer support and training. Mr. Johnson graduated from Hastings College in 1085, earning a Bachelor of Art Degree in Business Administration.

Bruce E. Schreiner, CPA - Mr. Schreiner has been a Director of our company since October of 2003. Mr. Schreiner has also been a Director of Stef*Tek Services, Inc. since October of 2003. Mr. Schreiner is a partner in the accounting firm Schroeder & Schreiner, P.C. Mr. Schreiner has been a Director of Sense Technologies, Inc., since August 10, 1993 and the President and Chief Executive Officer of Sense Technologies since March 4, 2004. Mr. Schreiner is responsible for all financial matters customarily related to Sense's operations and serves as the general manger of Sense. Mr. Schreiner received a Bachelor of Arts Degree, from Hastings College in 1975, graduating magna cum laude, with majors in Economics and Business Administration with an emphasis in accounting. Mr. Schreiner has been a certified public accountant since November 1976, to the present. Mr. Schreiner is a member of the American Institute and Nebraska Society of Certified Public Accountants.

Kimberly A. Samon - Ms. Samon has been a Director of our company since March of 2004. On April 7, 2006, Simmons Bedding appointment of Kimberly A. Samon as its Senior Vice President- Human Resources and Assistant Secretary. Prior to joining Simmons Bedding, from April 2004 to April 2006, Ms. Samon, age 38, was a co-founder and partner of the law firm W. Edwin Litton, LLC and a co-owner and chief executive officer of Olivia Litton International, a human resource consulting company. From April 2003 to February 2004, Ms. Samon was the Director
- Human Resources, East for FedexCorporation's office and print center business unit, formerly Kinko's Inc. From April 2002 to March 2003, Ms. Samon was a Human Resources Practice Leader for Lacerte Technologies, Inc. From January 1998 to December 2001, Ms. Samon worked for HQ Global Workplaces, Inc. in various positions including Senior Vice President and Chief People Officer/Labor and Employment Counsel.

Dr. Milton S. Harbuck, D.D.S - Dr. Harbuck has been a Director of our company since December of 2003. Dr. Harbuck was retired from July 2001 to November 2003. Dr. Harbuck has practiced dentistry at a senior level at the Veterans Administration in Little Rock, Arkansas from January of 1970 until March of 1989. Dr. Harbuck is an active member in the American Dental Association as well as the Arkansas State Dental Association. Dr. Harbuck is a graduate of the University of Tennessee, College of Dentistry in Memphis, Tennessee.

Donal K. Ford - Mr. Ford joined our company on February 2, 2004 as a member of our Advisory Board. For the past ten years, Mr. Ford has been President of Pinnacle Financial Services, Inc., a third party administrator for pension and profit sharing plans located in Lantana, Florida. Mr. Ford is a credentialed member of the American Society of Pension Actuaries and is actively involved in the South Florida Benefits Council.

Maureen O'Brien - Ms. O'Brien joined our company on February 2, 2004 as a member of our Advisory Board. Ms. O'Brien has worked as Executive Assistant at Pinnacle Financial Services, Inc. since April of 2002. From June 1996 to February 2002 worked as Marketing/Operations Manager specializing in start up ventures with Real Applications, Inc. and e-Portal Express.

Term of Office

Our directors are elected for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until removed by the Board.

Family Relationships

Our Directors, Director Nominees, Advisor and Executive Officers have no family relations to each other.

Involvement in Certain Legal Proceedings

None of our Directors, Director Nominees or Executive Officers is, or has been, during the past five years, a general partner or executive officer of any business that filed a bankruptcy petition (or had a bankruptcy petition filed against it), either at the time of bankruptcy or within two years prior to that time.

None of our Directors, Director Nominees or Executive Officers has, within the past five years, been convicted in a criminal proceeding or has been the subject of a pending criminal proceeding (excluding traffic violations or other minor offenses).

None of our Directors, Director Nominees or Executive Officers has, within the past five years, been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

None of our Directors, Director Nominees or Executive Officers has, within the past five years, been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

None of our Directors, Director Nominees, Executive Officers, affiliates of our company, or beneficial owners of more than 5% of any class of our voting securities is a party adverse to our company in any material legal proceeding or has a material interest adverse to our company.

Meeting of Directors During the Last Fiscal Year

During the fiscal year ended December 31, 2005, our Board of Directors held two meetings and transacted its business twice by unanimous written consent. During the fiscal year 2005, no Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and committees on which such Director served.

Committees of the Board of Directors

Our Board of Directors has two committees, the Audit Committee and the Compensation Committee. The Board does not have a separate Nominating Committee and performs all the functions of that committee.

The information below sets out the current members of each of our board committees and summarizes the functions of each committee.

Audit Committee

Our Audit Committee is comprised of Bruce Schreiner, Kimberly Samon and Gerald McIlhargey. The members of our Audit Committee met once during the fiscal year ended December 31, 2005. Our Audit Committee's primary responsibilities are to appoint the independent auditor of our company, pre-approve all audit and non-audit services and assisting the Board of Directors in monitoring the integrity of our financial statements, the qualification, independence and performance of our independent auditor and our compliance with legal requirements.

Our Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A to this proxy statement.

Audit Committee Financial Expert

Based on its review of the criteria of an Audit Committee Financial Expert under the rules adopted by the SEC, our Board of Directors has determined that one member of the Audit Committee, Bruce Schreiner, is an Audit Committee Financial Expert. We are not a listed issuer, as defined in Regulation 240.10A-3 promulgated under the 34 Act. However, our Board of Directors has determined that Mr. Schreiner and Ms. Samon are independent, as defined in the listing standards of the Nasdaq Stock Market. Gerald McIlhargey, our Acting President, was an independent director as defined in the listing standards of the Nasdaq Stock Market until appointed the Acting President of our Company.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with our management. In addition, the Audit Committee has discussed with our independent registered public accounting firm, Cordovano and Honeck, LLP, the matters required by Statement on Auditing Standard 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Cordovano and Honeck, LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, and has discussed, with Cordovano and Honeck, LLP, their independence. The Audit Committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2005 be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005. The Audit Committee has selected Cordovano and Honeck, LLP to serve as our Independent Registered Public Accounting Firm for the year 2006.

The Audit Committee of the Board of Directors of St. Joseph, Inc.:

      Bruce Schreiner
      Kimberly Samon
      Gerald McIlhargey

Compensation Committee

Our Compensation Committee is comprised of Bruce Schreiner, Gerald McIlhargey and Dr. Milton Harbuck and has held one meeting to review the compensation of all our employees. The Compensation Committee is responsible for reviewing of all of our benefit plans and making recommendation to the Board of Directors annual salaries for senior management.

Certain Relationships and Related Transactions

Except for the transactions listed below, during the last two years, none of our Directors, Director Nominees, Executive Officers or principal shareholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, or in any proposed transactions, which has materially affected or will materially affect us.

Promissory Notes Issued to John H. Simmons

On December 27, 2003, we issued a promissory note in the amount of $195,000 to John H. Simmons, our former President and CEO and a principal shareholder. The note carries a ten percent interest rate, payable quarterly and matures on June 15, 2005. We repaid $99,000 in principal and $15,562 in interest. The remaining balance of the note was satisfied by issuing a new promissory note to Mr. Simmons on June 16, 2006, as discussed below.

On June 16, 2005, we issued a promissory note in the amount of $96,000 to Mr. Simmons. This note replaced and superseded the promissory note dated December 27, 2003. The note carries a ten percent interest rate, payable quarterly and matured on June 16, 2006. During the three months ended March 31, 2006, we repaid $47,880 of principal and $2,400 of interest. As of March 31, 2006, we owed $48,120 in principal.

Under the terms of the note, we are currently in default of the note. In the event that Mr. Simmons decides to institute legal proceeding to collect this note and prevails, we will have to pay Mr. Simmons his court costs, including reasonable attorneys' fees. However, we believe that the amount owed to Mr. Simmons on the note is fully or partially offset by sums owed to us in connection with expense reimbursements that were paid to Mr. Simmons while he was our President and CEO and to which we believe he may not have the rights. Our management is currently discussing with Mr. Simmons regarding a resolution of the note and the expense reimbursements that are at issue. The parties have a tentative oral agreement that any sums owed by Mr. Simmons to us will offset amounts payable to Mr. Simmons us pursuant to the note. However, we and Mr. Simmons have not yet determined the amount that we are entitled to from Mr. Simmons.

During the fiscal year 2005, we issued another promissory note in the amount of $37,500 to Mr. Simmons. This note has been fully repaid prior to the end of fiscal year 2005.

As of December 31, 2005, we owed Mr. Simmons $96,000 in principal and $9,000 in accrued interest in connection with the promissory note dated December 27, 2003.

Promissory Notes Issued to Phyllis L. Bell

During the 2005 fiscal year, we have issued promissory notes in the aggregate amount of $255,000 to our principal shareholder Phyllis L. Bell. We used the loans from Ms. Bell as working capitals of our Company. We fully repaid the promissory notes to Ms. Bell, including interest totaling $1,918, prior to December 31, 2005.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires our Executive Officers, Directors, and persons owning more than ten percent of our common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive Officers, Directors and persons owning more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2005 all such filing requirements applicable to our officers, directors and persons holding more than ten percent of our securities were complied with except that Forms 3 and 4 for Kimberly Samon were not timely filed.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Executive Officers and Directors for all services rendered to us in all capacities for the fiscal years 2003, 2004 and 2005.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long Term Compensation
                                                                            -----------------------------------------
                                                                                            Awards            Payouts
                                            Annual Compensation             -------------------------------   -------
                                ----------------------------------------     Restricted       Securities                     All
                                                               Other        Stock Awards      underlying       LTIP         Other
                                Year   Salary (1)   Bonus   Compensation         ($)       Options/SARS (#)   Payouts   Compensation
                                ----   ----------   -----   ------------    ------------   ----------------   -------   ------------
John H. Simmons                 2005    $120,000     -0-          $7,200(1)       --              --             --           --
Former President, CEO and       2004    $120,000     -0-          $7,200(1)       --              --             --           --
Director                        2003    $120,000     -0-          $7,200(1)       --           1,750,000         --           --

Gerald McIlhargey               2005       -0-        --              --          --              --             --           --
Acting President and Director   2004       -0-        --              --          --            100,000          --
                                2003        --        --              --          --              --             --           --

Kenneth L. Johnson              2005       -0-        --              --          --              --             --           --
Secretary, Treasurer and        2004       -0-        --              --          --              --             --           --
Director                        2003       -0-        --              --          --            100,000          --           --

Bruce Schreiner                 2005       -0-        --              --          --              --             --           --
Director                        2004       -0-        --              --          --              --             --           --
                                2003       -0-        --              --          --            100,000          --           --

Kimberly A. Samon               2005       -0-        --              --          --              --             --           --
Director                        2004       -0-        --              --          --            100,000          --           --
                                2003        --        --              --          --              --             --           --

Dr. Milton S. Harbuck           2005       -0-        --              --          --              --             --           --
Director                        2004       -0-        --              --          --              --             --           --
                                2003       -0-        --              --          --            100,000          --           --

Jerry Malone                    2005       -0-        --              --          --              --             --           --
Former Director                 2004       -0-        --              --          --            100,000          --           --
                                2003        --        --              --          --              --             --           --

(1)  The Company provides Mr. Simmons with a car allowance of $600.00 per month.

Option/SAR Grants in Last Fiscal Year

We did not grant any stock options to our named Executive Officers and Directors during our fiscal year 2005.

Option/SAR Exercises in Last Fiscal Year

The following table sets forth the options exercised by our named Directors and Executive Officers during the year ended December 31, 2005.

                                                                  Number of Securities       Value of Unexercised
                                                                       Underlying                In-the-Money
                                                                      Unexercised               Options/SARs at
                                                                 Options/SARs at FY-End             FY-End
                        Shares Acquired on                     -------------------------   -------------------------
          Name               Exercise         Value Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------   ------------------   ---------------   -------------------------   -------------------------
Gerry McIlhargey              100,000             $10,000                   -0-                       -0-
Acting President
Dr. Milton S. Harbuck          25,000             $ 2,500                 75,000                      --

Since December 31, 2005, our named Directors, Advisors and Executive Officers have exercised a total of 190,000 options at an exercise price of $0.10, for gross proceeds of $19,000.

Long Term Incentive Plan Awards

We currently have no long term incentive plans in place.

Compensation of Directors

Our Directors receive no annual compensation but are reimbursed for out-of-pocket expenses incurred in connection with our business. Each Director, except for John H. Simmons, received options to purchase up to 100,000 shares of our common stock at an exercise price of $0.10 per share for accepting of appointment as our Director. Mr. Simmons received options to purchase 2,000,000 shares of our common stock at $0.10 per share. The options are exercisable immediately for a period of five years from date of grant. In the even that a Director is removed from the Board of Directors for any reason other than a voluntary resignation, the options granted to that Director shall be null and void ten business days after the date of removal. The removed Director may exercise the options within the ten business days after his/her removal.

In December 2004, we issued 250,000 shares of our common stock to John H. Simmons, our then President, CEO and Director, at a price of $0.10 per share pursuant to the exercise of options. In July 2005 and April 2006, we issued our Director Milton S. Harbuck a total of 40,000 shares of our common stock at a price of $0.10 per share pursuant to the exercise of options. In December 2005, we issued 100,000 shares to Gerry McIlhargey, our Acting President and Director, at a price of $0.10 per share pursuant to the exercise of options. In February 2006, we issued 100,000 shares of our common stock to each of our Director Kenneth Johnson and our former Director Jerry Malone at a price of $0.10 per share pursuant to exercise of options.

Employment Contract and Termination of Employment and Change-in-Control
Agreements

Currently, we do not have any employment contracts without our employees.

Report on Repricing of Options/SAR

We have not adjusted or amended the exercise price of stock options or grants, or any other means during the last fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF GERALD MCILHARGEY, KENNETH L. JOHNSON, BRUCE SCHREINER, DONAL K. FORD AND MAUREEN O'BRIEN. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

                                 PROPOSAL NO. 2:

                       APPROVAL OF 2006 STOCK OPTION PLAN

On July 20, 2006, the Board of Directors adopted resolutions approving and authorizing, subject to stockholder approval, the proposed 2006 Stock Option Plan (the "Plan"). The purpose of the Plan will be to advance the interests of the Company by encouraging "Eligible Participants" to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs. "Eligible Participants" means employees, directors, officers and consultants of (a) the Company or (b) any of the following entities (each, a "Related Entity"): (i) any "parent corporation" ("Parent") as defined in section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) any "subsidiary corporation" ("Subsidiary") as defined in section 424(f) of the Code (a "Subsidiary"); or (iii) any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly.

The Plan will provide for the granting to Eligible Participants of such incentive awards (each, an "Award") as the administrator of the Plan (the "Administrator") may from time to time approve. The Administrator may grant Awards under the Plan prior to shareholder approval, but until such approval is obtained, no Awards shall be exercisable. In the event shareholder approval is not obtained within twelve months from the date the Board of Directors adopted the Plan, all Awards previously granted shall be cancelled and of no force or effect.

Authorized Shares

A total of 1,125,000 shares of common stock have been reserved for issuance under all Awards that may be granted under the Plan. We have also reserved an additional 386,208 shares of common stock for issuance upon conversion of our preferred stock.

The common stock to be issued under Plan consists of authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan. In addition, if the exercise price of an option, or the withholding obligation of a Grantee with respect to any Award, is satisfied by tendering shares or withholding shares, the number of shares tendered or withheld will not reduce the number of shares available under the Plan. The market value of securities underlying Awards is $1.40 per share based on the market price of our stock on July 20, 2006.

We have five members on our Board of Directors, eight members on our Advisory Board, two executive officers (both are members of the Board of Directors), and approximately five other employees, all of whom would be eligible to receive Awards under the Plan.

Summary of 2006 Stock Option Plan

This summary of the Plan is qualified in its entirety by reference to the full text of the 2006 Stock Option Plan, which is attached to this Proxy Statement as Exhibit B.

Summary. A summary of the features of the Plan follows:

(a) the Administrator will be a Committee of the Board of Directors of the Company appointed to act in such capacity, or otherwise, the Board of Directors itself;

(b) subject to applicable laws, including the rules of any applicable stock exchange or national market system, the Administrator will be authorized to grant any type of Award to an Eligible Participant (a "Grantee") that is not inconsistent with the provisions of the Plan, and the specific terms and provisions of which are set forth in an Award Agreement (as defined in the Plan), and that by its terms involves or may involve the issuance of a stock option (an "Option") entitling the Grantee to purchase shares of common stock of the Company.

(c) unless permitted under applicable law and regulatory requirements, no Insider (as defined in the Plan) is eligible to receive an Award where:

     (i)  the Insider is not a director or senior officer of our company;

     (ii) any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

          A. the number of shares of common stock reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the outstanding common stock; or

          B. the issuance to Insiders pursuant to the exercise of stock options, within a one year period of a number of shares of common stock exceeding 10% of the outstanding common stock;

(d) unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation (as defined in the Plan), the maximum number of shares of common stock with respect to one or more Options that may be granted during any one calendar year to any one Grantee shall be 112,500;

(e) each Award will be subject to a separate Award Agreement to be executed by the Company and the Grantee, which shall specify the term of the Award;

(f) the terms and conditions of any Award, including, but not limited to, the exercise price, any restrictions or limitation on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, will be determined by the Administrator in compliance with applicable laws, including the rules of an applicable stock exchange or national market system;

(g)  the term of an Option will be no more than ten years;

(h) Awards will be transferable only to the extent provided in the relevant Award Agreement. Generally, Awards may not be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, except that the Administrator may permit certain limited transfers of other Awards, and in the case of incentive stock options, pursuant to a qualified domestic relations order;

(i) subject to applicable laws, including the rules of an applicable stock exchange or national market system, an Award Agreement may permit a Grantee to exercise an Award for a specified period following termination of the Grantee as an Eligible Participant, in which event the Award will terminate to the extent it is not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first;

(j) subject to applicable laws, the Administrator may at any time offer to buy out a previously granted Award for a payment in cash, shares of common stock of the Company or other consideration;

(k) the number of shares of common stock issuable under the Plan, including the number of shares issuable under any outstanding Awards, is subject to adjustment in certain circumstances, including certain changes in the Company's share capital to reflect common stock dividends, stock splits, reverse stock splits, combination or reclassification of shares or other similar events:

(l) a Grantee may exercise an Award Right (as defined in the Plan) by delivering to the Company a written notice that specifies the number of Award Rights that the Grantee is exercising and, at the discretion of the Administrator, payment for shares may be made: (i) by cash, cashier's check or wire transfer; (ii) by tendering shares of the Company's common stock (which if acquired from the Company have been held by the Grantee for at least six months); (iii) by a deemed net-stock exercise, in which case the Grantee is deemed to have disposed of the Grantee's right to exercise the specified number of Award Rights in the normal manner, and to have received as consideration therefore, and in full and final satisfaction of those disposed Award Rights the right to receive the appropriate number of shares of common stock, or (iv) by broker-assisted cashless exercise in which instructions are provided to a broker to settle the purchase and sale of the shares underlying the Award:

(m) the Administrator can amend the terms of any outstanding Award, provided that any amendment that would adversely affect the Grantee's rights under an existing award will not be made without the Grantee's consent, unless a result of a change in applicable law, and amendments will be submitted for stockholder approval to the extent required by the Code, stock exchange rules, or other applicable laws, rules or regulations;

(n) the Board of Directors of the Company may at any time amend, suspend or terminate the Plan, subject to such stockholder approval as may be required by applicable laws, including the rules of an applicable stock exchange or national market system, provided that:

     (i) no Award may be granted during any suspension of the Plan or after termination of the Plan, and

     (ii) any amendment, suspension or termination of the Plan will not affect Awards already granted, and such Awards will remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement will have to be in writing and signed by the Grantee and the Company.

(o) If a Grantee's Continuous Service (as defined in the Plan) has been terminated for Cause (as defined in the Plan), all rights to any and all Awards outstanding will be immediately forfeited;

(p) In the event the Company's common stock becomes listed on a stock exchange, and to the extent such provision is required by that stock exchange or recommended by the Board or the Administrator, then the following terms and conditions shall apply in addition to those contained herein, as applicable:

     (i) the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains shareholder approval, excluding the votes of securities held by Insiders benefiting from such change;

     (ii) the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the Company's total issued and outstanding common stock; and

     (iii) the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the issued and outstanding common stock.

Section 162(m). Section 162(m) of the Internal Revenue Code (the "Code") limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "Covered Employees"). However, performance-based compensation is excluded from this limitation. The Plan is designed to permit the Administrator to grant awards that qualify as "performance-based compensation" under section 162(m) of the Code to any employees who are Covered Employees. The exercise or purchase price per share, if any, of such an Award may not be less than the Fair Market Value (as defined in the Plan) of the Company's common stock on the date of the grant, and the grants of such Awards may only be made by a committee (or a subcommittee of a committee) which is comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making Awards of performance based compensation.

If an Award is made on this basis, the Administrator must establish performance goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Administrator may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied. The Administrator is authorized to establish performance goals that qualify as performance-based Awards to Covered Employees under Section 162(m) of the Code.

Options. Under the Plan, Options may be granted as either incentive stock options under section 422 of the Code and the regulations thereunder ("Incentive Stock Options") or non-incentive stock options under section 83 of the Code ("Non-Qualified Stock Options"). Non-Qualified Stock Options may be granted for a term not exceeding ten years, and unless otherwise determined by the Administrator, the exercise price per share may not be less than the Fair Market Value of the Company's common stock on the date of the grant.

Incentive Stock Options. The specific provisions under the Plan which apply to Incentive Stock Options include the following:

(a) if granted to a Grantee who at the time of the grant owns stock representing more than ten percent of the voting power of all classes of the Company or any Parent or Subsidiary, an Incentive Stock Option will be limited to a maximum term of five years, and will be subject to an exercise price per share which may not be less than 110% of the Fair Market Value of the Company's common stock on the date of the grant;

(b) an Incentive Stock Option granted to any other Grantee may be granted for a term not exceeding ten years at an exercise price per share which may not be less than the Fair Market Value of the Company's common stock on the date of the grant;

(c) if the aggregate Fair Market Value of common stock subject to Incentive Stock Options which become exercisable for the first time by a Grantee (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000 during any calendar year, the Incentive Stock Options to which such excess value is attributable will be treated as Non-Qualified Stock Options;

(d) any Incentive Stock Option which is not exercised following the Grantee's termination as an Eligible Participant within the time permitted by law will automatically convert to a Non-Qualified Stock Option and will thereafter be exercisable for the period specified under the relevant award agreement.

Acceleration of Vesting, Change in Control

Except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance or at the time of any actual or anticipated Corporate Transaction or Related Entity Disposition (each as described in the Plan) in which the Company is not the surviving corporation (a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised.

The Administrator shall also have the authority:

(a) to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify, and

(b) to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service (as defined in the Plan) of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.

Effective upon the consummation of such Corporate Transaction or Related Entity Disposition, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

If there is a Change of Control (as defined in the Plan), all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of Awards under the Plan and the subsequent sale of common stock that will be acquired under the Plan. The tax effect of exercising Awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

Based on the current provisions of the Code, the Company believes the federal income tax consequences of the grant, vesting and exercise of awards under the Plan and the subsequent disposition of shares of common stock acquired under the Plan will be as described below. The following discussion addresses only the general federal income tax consequences of awards. Participants in the Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Section 409A is applicable, will comply with the statute and the underlying agency guidance interpreting that section.

Income Recognition Issues

Incentive Stock Options. The grant of an option will not be a taxable event for the Grantee or for the Company. A Grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply and any gain realized upon a disposition of common stock received pursuant to the exercise of an Incentive Stock Option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an Incentive Stock Option, except as discussed below.

For the exercise of an option to qualify as an Incentive Stock Option, the Grantee generally must be a Company employee or an employee of a Subsidiary or a Parent from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, it is considered to be a "disqualifying disposition," and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long- term or short-term, depending on whether the shares have been held for more than one year).

Non-Qualified Stock Options. The grant of an option will not be a taxable event for the Grantee or for the Company. Upon exercising a Non-Qualified Stock Option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-Qualified Stock Option, the Grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

Income and Employment Tax Issues

Incentive Stock Options. If the stock received through the exercise of an Incentive Stock Option is held for the required period, and there is no disqualifying disposition, the Federal Insurance Contributions Act (FICA) and Federal Unemployment Tax Act (FUTA) taxes will not apply. In an employer-employee relationship, if the stock received through the exercise of an Incentive Stock Option is not held for the required period (a disqualifying disposition), FICA and FUTA taxes will apply to the difference between the option exercise price and the fair market value of the Company's common stock on the exercise date. This will also require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and Hospital Insurance ("HI").

Non-Qualified Stock Options. For Awards of non-qualified stock options where the recipient is deemed an employee for income and employment tax purposes, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for FICA and FUTA purposes. This will also require reporting and payment of OASDI, assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and HI. For Directors and Consultants who are not common-law employees for such purpose, the income from exercise of an Award will be subject to self-employment tax.

Business Deduction for the Company. In connection with the various Awards, the Company will generally be entitled to a business expense deduction in the same amount and generally if and when the Grantee recognizes ordinary income.

The Company may not deduct compensation of more that $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options granted under the Plan is qualified performance-based compensation and therefore not subject to the deduction limit.

Impact of Recent Tax Law Changes. Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as certain stock options. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. The U.S. Department of Treasury has provided preliminary guidance and proposed regulations with respect to Section 409A and more definitive guidance is anticipated in the near future. Individuals who hold equity awards are subject to the following penalties if the terms of such awards do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant's gross income for tax purposes once the awards are no longer subject to a "substantial risk of forfeiture" (e.g., upon vesting), (ii) the Eligible Participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date these awards are no longer subject to a substantial risk of forfeiture, and (iii) the Eligible Participant incurs a 20% penalty tax on the amount required to be included in income. As set forth above, the Plan and the Awards granted thereunder are intended to conform with the requirements of Section 409A.

New Plan Benefits

Currently, no awards have been made under the Company's 2006 Stock Option Plan. Since the granting of awards is discretionary, future awards are not determinable at this time.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE 2006 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3:

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Cordovano and Honeck, LLP, located at 88 Inverness Circle East, Building M, Englewood, Colorado 80112, has been appointed effective January 1, 2006 as the independent registered public accountants of our company for the year ending December 31, 2006. Cordovano and Honeck, LLP audited our financial statements for the years ending December 31, 2005 and 2004.

Principal Accountant Fees and Services

Cordovano and Honeck, LLP performed the services listed below and was paid the fees listed below for the fiscal years ended December 31, 2005 and 2004.

                        2005         2004
                     ----------   ---------
Audit Fees           $12,172.50   $8,840.00
Audit Related Fees           --          --
Tax Fees                     --          --
All Other Fees               --          --

Audit fees consists of fees billed for professional services rendered for the audits of our financial statements, reviews of interim financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by Cordovano and Honeck, LLP in connection with statutory and regulatory filings or engagements.

We did not incur any fees related to tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2005 and 2004.

We also did not incur any fees related to any other products or services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF CORDOVANO AND HONECK, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF OUR COMPANY FOR THE YEAR ENDING DECEMBER 31, 2006.

                              AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act we file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).

Items 6, 7 and 8 of our Annual Report on Form 10-KSB for the year ended December 31, 2005 are incorporated by reference into this Proxy Statement. A copy of this Annual Report is included with this Proxy Statement. Your attention is directed to the Financial Statements and Management's Discussion and Analysis in this Annual Report which contains important information regarding our Company. Our Annual Report on Form 10-KSB as well as the Quarterly Reports on Form 10-QSB are also available on the SEC "EDGAR" site at www.sec.gov/edgar/searchedgar/companysearch.html; type in Company Name: ST JOSEPH to locate these filings.

The Board of Directors of our company knows of no matters, other than those described in this Information Statement, which have been recently approved or considered by the holders of our company's Common Stock.

BY ORDER OF THE BOARD OF DIRECTORS


/s/  Gerald McIlhargey
----------------------------------------
Gerald McIlhargey
Acting President
Dated August 3, 2006

                           FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                         ANNUAL MEETING OF SHAREHOLDERS
                               OF ST. JOSEPH, INC.

                                 August 24, 2006

PROXY ANNUAL MEETING OF ST. JOSEPH, INC. SHAREHOLDERS, AUGUST 24, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS

The undersigned hereby appoints Gerald McIlhargey and Kenneth Johnson and each of them jointly and severally, Proxies, with full power of substitution, to vote, as designated on the reverse side, all common shares of St. Joseph, Inc. held of record by the undersigned on July 24, 2006, at the Annual Meeting of Shareholders to be held on August 24, 2006, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS AND "FOR" APPROVAL OF PROPOSALS 1, 2, AND 3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED ON THE REVERSE SIDE AND "FOR" THE APPROVAL OF PROPOSALS 1, 2, AND 3. HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SEE REVERSE (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

                                ST. JOSEPH, INC.
                            4870 S. LEWIS, SUITE 250
                                 TULSA, OK 74105

                             YOUR VOTE IS IMPORTANT.
 CASTING YOUR VOTE AS DESCRIBED ON THIS INSTRUCTION CARD VOTES ALL COMMON SHARES
               OF ST. JOSEPH, INC. THAT YOU ARE ENTITLED TO VOTE.

 PLEASE CONSIDER THE ISSUES DISCUSSED IN THE PROXY STATEMENT AND CAST YOUR VOTE
             BY COMPLETING THE PROXY AND MAILING IT TO THE COMPANY.

Please mark votes by shading in the boxes to the left of your choices with a black or dark blue pen or with a No. 2 pencil.

This Proxy, when properly executed, will be voted in the manner directed. If no direction is made, this Proxy will be voted FOR Gerald McIlhargey, Kenneth L. Johnson, Bruce Schreiner, Donal K. Ford and Maureen O'Brien and FOR approval of Proposals 2 and 3.

The Board of Directors recommends a vote FOR Gerald McIlhargey, Kenneth L. Johnson, Bruce Schreiner, Donal K. Ford and Maureen O'Brien and FOR approval of Proposals 2 and 3.

1. Election of Directors - Please choose five candidates from the seven candidates listed. The five candidates who receive the most votes will be elected for a one-year term or until his or her successor is elected. The Board of Directors recommends a vote FOR Gerald McIlhargey, Kenneth L. Johnson, Bruce Schreiner, Donal K. Ford and Maureen O'Brien.

Candidates for election as Directors:

                           For   Withhold
                          ----   --------
01 - Gerald McIlhargey     |_|     |_|
02 - Kenneth L. Johnson    |_|     |_|
03 - Bruce Schreiner       |_|     |_|
04 - Maureen O'Brien       |_|     |_|
05 - Donal Ford            |_|     |_|
06 - Kimberly A. Samon     |_|     |_|
07 - Milton S. Harbuck     |_|     |_|

|_|  WITHHELD FROM ALL NOMINEES

2.   To approve the Company's 2006 Stock Option Plan.

|_] FOR   |_| AGAINST   |_| ABSTAIN

3. To ratify the appointment of Cordovano and Honeck, LLP as our independent auditors for the fiscal year ending December 31, 2006.

|_| FOR   |_| AGAINST   |_| ABSTAIN

Change of Address and/or Comments Mark Here   |_|

The signer hereby revokes all Proxies previously given by the signer to vote at the meeting or any adjournments.

Please mark, sign, date, and return this Proxy promptly using the enclosed envelope.

Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner.


----------------------------------------
Signature

----------------------------------------
Date


----------------------------------------
Signature

----------------------------------------
Date

EXHIBIT A

                             Audit Committee Charter
                    As Amended and Restated on July 06, 2004

A.    Committee Membership

      The Audit Committee of St. Joseph, Inc. (the "Company") shall be comprised of at least three directors, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the New York Stock Exchange, Inc. and Rule 10A-3 under the Securities Exchange Act of 1934. The Board shall also determine that each member is "financially literate," and that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board of Directors in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by the rules of Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise. No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement. Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

B.    Committee Purposes

      The purposes of the Audit Committee are to:

            1. Assist Board oversight of (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditors' qualifications and independence; and (iv) the performance of the independent auditors and the Company's internal audit function;

            2. Prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's consolidated annual financial statements, reviews of the Company's consolidated quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or management. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and, to assess the auditors' independence, all relationships between the independent auditors and the Company, including the matters set forth in Independence Standards Board Standard No. 1.

C.    Committee Duties and Responsibilities

      To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

            1. With respect to the independent auditors; (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; (ii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors; (iii) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors; (iv) to obtain from the independent auditors a timely report relating to the Company's annual audited and unaudited quarterly financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences; and (v) to take into account the opinions of management and the Company's director of internal audit in assessing the independent auditors' qualifications, performance and independence;

            2. With respect to the internal audit function; (i) to review the appointment and replacement of the Company's director of internal audit; (ii) to advise the director of internal audit that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports resulting from audits performed by internal audit and management's responses thereto; and (iii) to review the scope of the internal audit activity and budget;

            3. With respect to financial reporting principles and policies and internal controls and procedures; (i) to advise management, the director of internal audit and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices; (ii) to consider any reports or communications (and management's and/or internal audit's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

                        o deficiencies noted in the audit in the design or operation of internal controls;

                        o consideration of fraud in a financial statement audit;

                        o     detection of illegal acts;

                        o the independent auditors' responsibility under generally accepted auditing standards;

                        o     any restriction on audit scope;

                        o     significant accounting policies;

                        o significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

                        o     management judgments and accounting estimates;

                        o any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise)

                        o     disagreements with management;

                        o     consultation by management with other accountants;

                        o difficulties encountered with management in performing the audit;

                        o the independent auditors' judgments about the quality of the entity's accounting principles;

                        o reviews of interim financial information conducted by the independent auditors, and to meet with management, the independent auditors and, if appropriate, the director of internal audit;

                        o     to discuss the scope of the annual audit;

                        o to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

                        o to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, director of internal audit or the independent auditors, relating to the Company's financial statements;

                        o to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

                        o to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

                        o to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; and

                        o to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company; (d) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; (e) to discuss guidelines and policies governing the process by which senior management of the Company and its subsidiaries assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures; (f) to discuss with senior management of the Company any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies; (g) to discuss the type and presentation of information to be included in earnings press releases; (h) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; (i) to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205), or otherwise; and (j) to establish hiring policies for employees or former employees of the independent auditors;

            4. With respect to reporting and recommendations; (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by

            5. the rules of the SEC to be included in the Company's annual proxy statement; (ii) to prepare and issue the evaluation required under "Performance Evaluation" below; and (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee should meet separately periodically with management, the director of internal audit and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

D.    Performance Evaluation

      The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee's charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate.

E.    Resources and Authority of the Audit Committee

      The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

            1. Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

            2.    Compensation of any advisers employed by the Audit Committee;

            3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

EXHIBIT B

                                ST. JOSEPH, INC.

                             2006 STOCK OPTION PLAN

1.   PURPOSE

      1.1 The purpose of this Stock Incentive Plan of St. Joseph, Inc. (the "Company") is to advance the interests of the Company by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

      1.2 This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

2.   DEFINITIONS

      2.1 As used herein, the following definitions shall apply:

            (a) "Administrator" means a Committee of the Board duly appointed by the Board or otherwise the Board;

            (b) "Affiliate" and "Associate" have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

            (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

            (d) "Award" means the grant of an Option under this Plan;

            (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

            (f) "Award Right" means each right to acquire a Share pursuant to an Award;

            (g) "Board" means the Board of Directors of the Company;

            (h) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for 'Cause' as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

                  (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

                  (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

                  (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

                  (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

                  (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

            (i) "Change in Control" means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

                  (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept; or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

            Notwithstanding the foregoing, the following transactions shall not constitute a "Change of Control":

                  (i) the closing of any public offering of the Company's securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended,

                  (ii) the closing of a public offering of the Company's securities through the facilities of any stock exchange; and

                  (iii) with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a "change in the ownership", "change in the effective control" or "change in the ownership of a substantial portion of the assets of the corporation" as defined under Section 409A of the Code and Treasury guidance formulated hereunder which guidance currently provides that:

                        (A) a "change in ownership" of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already owns more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership

                        (B) a "change in the effective control" of a corporation generally shall be deemed to have occurred if within a 12-month period either:

                              (I) any one person or more than one person acting
as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation, or

                              (II) a majority of the members of the
corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election.

                        (C) a "change in the ownership of a substantial portion of the corporation's assets" generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities

            (j) "Code" means the United States Internal Revenue Code of 1986, as amended;

            (k) "Committee" means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan;

            (l) "Common Stock" means the common stock of the Company;

            (m) "Company" means St. Joseph, Inc., a Colorado corporation;

            (n) "Consultant" means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

            (o) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months, or (ii) have been Board members for less than thirty-six (36) months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

            (p) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

            (q) "Corporate Transaction" means any of the following transactions:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

                  (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

                  (iv) the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

                  (v) approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

            (r) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m) (3) of the Code;

            (s) "Director" means a member of the Board or the board of directors of any Related Entity;

            (t) "Disability" or "Disabled" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, "Disability" or "Disabled" shall mean permanent and total disability as defined in Section 22(e) (3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability. Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated there under.

            (u) "Eligible Participant" means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

            (v) "Employee" means any person who is a full-time or part-time employee of the Company or any Related Entity;

            (w) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

            (x) "Fair Market Value" means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

                  (i) Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the last trading day immediately preceding the Grant Date (the "Value Date") as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five (5) days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating fair market value, then such method as is required by those rules.

                  (ii) Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

                  (iii) No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (B) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (C) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

                  (iv) Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031 -2 of the Estate Tax Regulations.

                  (v) Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Common Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Eligible Participant's status as a majority or minority shareholder may be taken into consideration).

                  Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the fair market value of the Common Stock on the Grant Date is determined with regard to no lapse restrictions (as defined in Section 1.83 -3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in
Section 1.83 -3(i) of the Treasury Regulations);

            (y) "Grantee" means an Eligible Participant who receives an Award pursuant to an Award Agreement.

            (z) "Grant Date" means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

            (aa) "Incentive Stock Option" means an Option within the meaning of
Section 422 of the Code;

            (bb) "Insider" means:

                  (i) a Director or Senior Officer of the Company;

                  (ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

                  (iii) a person that has:

                        (A) direct or indirect beneficial ownership of,

                        (B) control or direction over, or

                        (C) a combination of direct or indirect beneficial ownership of and control or direction over, securities of the Company carrying more than ten percent (10%) of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

                  (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

            (cc) "Named Executive Officer" means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of "Covered Employees," as defined.

            (dd) "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option;

            (ee) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated there under;

            (ff) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

            (gg) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

            (hh) "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code;

            (ii) "Plan" means this 2006 Stock Incentive Plan as amended from time to time;

            (jj) "Related Entity" means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than fifty percent (50%) ownership interest, directly or indirectly;

            (kk) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

            (ll) "Senior Officer" means:

                  (i) the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

                  (ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(ll)(i) above; and

                  (iii) the five (5) highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(ll)(i) or 2.1(ll)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

            (mm) "Share" means a share of the Common Stock; and

            (nn) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.   STOCK SUBJECT TO THE PLAN

      3.1 Number of Shares Available.

            (a) Subject to the provisions of Section 12, the maximum aggregate number of Shares which may be issued pursuant to all Awards under this Plan is One Million One Hundred Twenty-Five (1,125,000) ("Maximum Number"). The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options One Million One Hundred Twenty-Five (1,125,000). See Section 23 for Reservation of Shares.

            (b) Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan except that Shares (i) covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, or
(ii) withheld to satisfy a Grantee's minimum tax withholding obligations, shall be deemed not to have been issued for purposes of determining the Maximum Number of Shares which may be issued under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award shall be counted against the Maximum Number.

            (c) However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the Securities Exchange Commission (SEC), pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

      3.2 Shares to insiders. Subject to Section 9.1(b) and 9.1(c), no Insider of the Company is eligible to receive an Award where:

            (a) the Insider is not a Director or Senior Officer of the Company;

            (b) any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

                  (i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding issue of Common Stock; or

                  (ii) the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 10% of the outstanding issue of the Common Stock; provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

      3.3 Limitations on Award. Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits ("Award Limits") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this
Plan:

            (a) Options. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the maximum number of Shares with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Grantee shall be One Hundred Twelve Thousand Five Hundred (112,500), all of which may be granted as Incentive Stock Options;

4.   ADMINISTRATION

      4.1 Authority of Plan Administrator. Authority to control and manage the operation and administration of this Plan shall be vested in a committee consisting of two (2) or more members of the Board (the "Committee"). It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Committee.

      4.2 Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan or sub plans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

            (a) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

            (b) to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

            (c) to determine whether and to what extent Awards are granted hereunder;

            (d) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

            (e) to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

            (f) to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

            (g) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an existing Award shall not be made without the Grantee's consent unless as a result of a change in Applicable Law;

            (h) to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

            (i) subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

            (j) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

            (k) to further define the terms used in this Plan;

            (l) to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

            (m) to provide for rights of refusal and/or repurchase rights;

            (n) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

            (o) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

            (p) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

      4.3 Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

      4.4 Action by Committee. Except as otherwise provided by committee charter or other similar corporate governance documents, for purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      4.5 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee shall be liable for any action or omission of any other member of the Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term "person" as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.   ELIGIBILITY

Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant, who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.   AWARDS

      6.1 Type of Awards. The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of Options.

      6.2 Designation of Award. Each Award shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. But see Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.   GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

      7.1 Grant of Options.

            (a) One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted.

            (b) Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. 3

            (c) The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

      7.2 General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

            (a) Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

            (b) Option Term. Each Option and all rights or obligations there under shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

            (c) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.

            (d) Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

            (e) Exercise After Certain Events.

                  (i) Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Service, vested Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

                  (ii) Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Service), Grantee need not exercise an Incentive Stock Option within three (3) months of termination of employment but shall be entitled to exercise within three (3) months of termination of Continuous Service (one (1) year in the event of Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Grantee does not exercise within three (3) months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

                  (iii) Disability and Death. If a Grantee becomes Disabled while rendering Continuous Service, or dies while employed by the Company or Related Entity or within three (3) months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

      7.3 Limitations on Grant of Incentive Stock Options

            (a) Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

            (b) Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

            (c) Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.   TERMS AND CONDITIONS OF AWARDS

      8.1 In General. Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

      8.2 Term of Award. The term of each Award shall be the term stated in the Award Agreement.

      8.3 Transferability.

            (a) Limits on Transfer. No right or interest of a Grantee in any unexercised Award may be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of by a Grantee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

            (b) Beneficiaries. Notwithstanding Section 8.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

      8.4 Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations there under but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

      In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

      8.5 Acceleration. The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and
Section 8.7 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Grantee's Awards shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare. The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 8.5.

      8.6 Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

      8.7 Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate. To the extent permitted under Section 409A of the Code, the Administrator may accelerate payment of any portion of an Award otherwise subject to Section 409A of the Code to pay employment taxes permitted to be paid on compensation deferred under the Plan.

      8.8 Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

      8.9 Exercise of Award Following Termination of Continuous Service. An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

      8.10 Cancellation of Awards. In the event a Grantee's Continuous Service has been terminated for "Cause", he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf. Should any provision to this Section 8.10 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 8, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

9.   ADDITIONAL TERMS IF THE COMPANY BECOMES LISTED ON A STOCK EXCHANGE

      9.1 In the event the Shares become listed on a stock exchange and to the extent such provision is required by that stock exchange or recommended by the Board or the Administrator, then the following terms and conditions shall apply in addition to those contained herein, as applicable:

            (a) the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains shareholder approval, excluding the votes of securities held directly or indirectly by Insiders benefiting from such change;

            (b) the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the Company's total issued and outstanding Common Stock; and

            (c) the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the issued and outstanding Common Stock.

10.  PAYMENT FOR SHARE PURCHASES

      10.1 Payment. Payment for Shares purchased pursuant to this Plan may be made:

            (a) Cash. By cash, cashier's check or wire transfer.

            Or at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

            (b) Surrender of Shares. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six (6) months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares).

            (c) Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

            a=b*(c-d)
                 ---
                  d

            where:

                  a = net Shares to be issued to Grantee
                  b = number of Awards being exercised
                  c = Fair Market Value of a Share
                  d = exercise price of the Awards

            (d) Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

      10.2 Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

11.  WITHHOLDING TAXES

      11.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a "deemed net-stock exercise," the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

      11.2 Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six (6) months, unless the delivery of Shares is otherwise exempt from
Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      12.1 In General. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits there under; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

      12.2 Company's Right to Effect Changes in Capitalization. The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

13.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

      13.1 Company is Not the Survivor. Except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation
(a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

      In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised. Section 13.3 shall control with respect to any acceleration in vesting in the event of Change of Control.

      The Administrator shall also have the authority:

            (a) to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify, and

            (b) to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.

      Effective upon the consummation of a Corporate Transaction or Related Entity Disposition governed by this Section 13.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

      13.2 Company is the Survivor. In the event of a Corporate Transaction or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

      13.3 Change in Control. If there is a Change of Control, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change.

14.  PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

15.  RESTRICTION ON SHARES

At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares' Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

16.  CERTIFICATES

All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17.  ESCROW; PLEDGE OF SHARES

To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

18.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

      18.1 Compliance With Applicable Law. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the Securities Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

      18.2 Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

19.  NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

20.  EFFECTIVE DATE AND TERM OF PLAN

This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

21.  SHAREHOLDER APPROVAL

This Plan shall be subject to approval by the shareholders of the Company within twelve (12) months from the date the Plan is adopted by the Company's Board. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, but until such approval is obtained, no such Award shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under this Plan shall be cancelled and of no force or effect.

22.  AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Shares issuable under the Plan except for a proportional increase in the Maximum Number as a result of stock split or stock dividend, or a change from a fixed Maximum Number of Shares to a fixed maximum percentage, (ii) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation, or (iii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favorable to Grantees.

Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan (i) to make amendments which are of a "housekeeping" or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

23.  RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares forfeited back to the Plan; Shares surrendered in payment of the exercise price of an Award; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Award.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

24.  EXCHANGE AND BUYOUT OF AWARDS

The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Grantees, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

25.  APPLICABLE TRADING POLICY

The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or "blackout" periods.

26.  GOVERNING LAW

The Plan shall be governed by the laws of the State of Colorado; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

27.  MISCELLANEOUS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.